         As filed with the Securities and Exchange Commission on August 23, 1999
                                                    Registration No. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                              THE HOME DEPOT, INC.
              (Exact name of registrant as specified in its charter)

                      DELAWARE                                 95-3261426
           (State or other jurisdiction of                   (I.R.S. Employer
           incorporation or organization)                 Identification Number)

        2455 PACES FERRY ROAD, ATLANTA, GEORGIA                   30339
       (Address of Principal Executive Offices)                 (Zip Code)

                           THE HOME DEPOT FUTUREBUILDER
                             (Full title of the plan)

                            -------------------------

                 ARTHUR M. BLANK                            COPIES REQUESTED TO:
      PRESIDENT AND CHIEF EXECUTIVE OFFICER              KELLY R. CAFFARELLI, ESQ.
              THE HOME DEPOT, INC.                          THE HOME DEPOT, INC.
              2455 PACES FERRY ROAD                        2455 PACES FERRY ROAD
           ATLANTA, GEORGIA 30339-4024                  ATLANTA, GEORGIA 30339-4024

                       (Name and address of agent for service)
                                   (770) 433-8211
             (Telephone Number, Including Area Code, of Agent for Service)
                            -------------------------

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                      Proposed
                                                Proposed              Maximum
                                                Maximum               Aggregate        Amount of
Title of Securities        Amount to be         Offering Price        Offering         Registration
to be Registered           Registered           Per Share (*)         Price (*)        Fee
-----------------------------------------------------------------------------------------------------
Common Stock
($.05 par value)           6,500,000 shares     $61.21875             $397,921,875     $110,622
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

  (*) Estimated solely for the purpose of calculating the registration fee based on 61.21875, the average of the high and low prices of the common stock of the Registrant on the New York Stock Exchange on August 19, 1999 pursuant to
  Rules 457(c) and 457(h) under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE


         This Registration Statement is filed pursuant to General Instruction E to Form S-8 by The Home Depot, Inc., a Delaware corporation (the "Registrant"), in order to register 6,500,000 shares of common stock, par value $0.05 per share (the "Common Stock"), which shares are in addition to those previously registered on a Registration Statement on Form S-8 (File No. 333-01385) filed with the Securities and Exchange Commission (the "Commission") on March 1, 1996 for issuance pursuant to The Home Depot FutureBuilder. The Registrant incorporates herein by this reference the contents of such previously filed Registration Statement.


                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 1.  EXHIBITS.
         ---------
         The following exhibits are filed as a part of this Registration
         Statement:

         5        Opinion of Kelly R. Caffarelli, Esq.

         23.1     Consent of Kelly R. Caffarelli, Esq. (included in Exhibit 5)

         23.2     Consent of KPMG LLP,  Independent Certified Public Accountants

         24       Powers of Attorney

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 23rd day of August, 1999.


                                     THE HOME DEPOT, INC.


                                     By: /s/ Arthur M. Blank
                                        ---------------------------------------
                                        (Arthur M. Blank, President and CEO)



      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                            Title                             Date
      ---------                            -----                             ----
/s/ Bernard Marcus                Chairman of the Board                      August 23, 1999
------------------------
(Bernard Marcus)


/s/ Arthur M. Blank               President, Chief Executive                 August 23, 1999
-------------------------         Officer and Director
(Arthur M. Blank)                 (Principal Executive Officer)


/s/ Ronald M. Brill               Chief Administrative Officer,              August 23, 1999
------------------------          Executive Vice President, and
(Ronald M. Brill)                 Director


/s/ Dennis J. Carey               Executive Vice President and               August 23, 1999
----------------------            Chief Financial Officer
(Dennis J. Carey)                 (Principal Financial Officer)

      Signature                  Title                                       Date
      ---------                  -----                                       ----
/s/ Marshall L. Day              Executive Vice President,                   August 23, 1999
---------------------            Finance and Accounting
(Marshall L. Day)                (Principal Accounting Officer)


       *                         Director
---------------------
(Frank Borman)


       *                         Director
---------------------
(John L. Clendenin)


       *                         Director
---------------------
(Berry R. Cox)


       *                         Director
---------------------
(William S. Davila)


       *                         Director
---------------------
(Milledge A. Hart, III)


       *                         Director
---------------------
(Bonnie G. Hill)


       *                         Director
---------------------
(Kenneth G. Langone)


       *                         Director
---------------------
(M. Faye Wilson)

* The undersigned, by signing his name hereto, does hereby sign this Registration Statement on behalf of each of the above-indicated directors of the Registrant pursuant to powers of attorney, executed on behalf of each such director.

                                     By: /s/ Arthur M. Blank
                                         ----------------------------------
                                         (Arthur M. Blank, Attorney-in-Fact)

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed on behalf of The Home Depot FutureBuilder by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 23rd day of August, 1999.

                                      THE HOME DEPOT FUTUREBUILDER


                                      By: /s/ Lawrence A. Smith
                                          ----------------------------------
                                          (Lawrence A. Smith, Member,
                                           Administrative Committee)

                                INDEX TO EXHIBITS



Exhibit No.
-----------

5        Opinion of Kelly R. Caffarelli, Esq.

23.1     Consent of Kelly R. Caffarelli, Esq. (included in Exhibit 5 above)

23.2     Consent of KPMG LLP, Independent Certified Public Accountants

24       Powers of Attorney